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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               August 13, 2002
                       ---------------------------------
                                Date of Report
                       (Date of Earliest Event Reported)

                               ITS Networks Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                C/ Zillanueva 16, 5th Floor, Madrid 28001, Spain
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                              011-34-91-578-0074
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      N/A
             ------------------------------------------------------
         (Former name and former address, if changed since last report)


     Florida                       0-230611                      52-2137517
---------------                  ------------                -------------------
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
 incorporation)

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ITEM 4. CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

    On August 12, 2002, Gray & Northcutt, Inc. located at 2601 N.W. Expressway, Suite 800 East, Oklahoma City, OK 73112 was engaged by ITS Networks Inc. to audit the consolidated financial statements of the Company as of September 30, 2002, and the related statements of income, stockholders' equity, and cash flows for the year then ending.

    During the two most recent fiscal years or any subsequent interim period, the new independent accountant had not been engaged as either the principal accountant of the Registrant to audit its financial statements or of any significant subsidiary, nor has the Registrant consulted with it regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ITS Networks Inc.


                                       By:  /s/ Gustavo Gomez
                                          ------------------------------------
                                                Gustavo Gomez, President

Date: August 13, 2002